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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 28, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of January 1, 2002
                          providing for the issuance of

                                  $855,507,100

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-AR1

        Delaware                     333-67140                94-2528990

     (State or other                (Commission             (IRS Employer
     jurisdiction of                File Number)         Identification Number)
     Incorporation)

                          1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

         7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, Bankers Trust Company of California, N.A., as Trustee, and Bankers Trust (Delaware), as Delaware Trustee, dated as of January 1, 2002.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.  Regulation FD Disclosure. Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2002

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)

                                           By: /s/ Thomas G. Lehmann
                                           -----------------------------------
                                           Thomas G. Lehmann
                                           Vice President and
                                           General Counsel
                                           (Authorized Officer)

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                            STATEMENT OF DIFFERENCES
                           -------------------------

The registered trademark symbol shall be expressed as.............     'r'
The section symbol shall be expressed as..........................    'SS'
The dagger symbol shall be expressed as...........................     'D'